UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

BLUE OWL TECHNOLOGY FINANCE CORP. II

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

BLUE OWL

Powering exceptional financing solutions.

Blue Owl Technology Finance Corp. II

2024 Proxy Statement and Notice of Annual Meeting of Shareholders

Blue Owl Technology Finance Corp. II

Letter from the CEO

Dear shareholders:

On behalf of our Board of Directors and our entire team, I am pleased to invite you to the 2024 annual meeting of shareholders for Blue Owl Technology Finance Corp. II (“OTF II”). The meeting will be held on June 21, 2024 at 10:00 a.m. Eastern Time and, consistent with last year, will be conducted virtually. Meeting details can be found beginning on the Notice of Annual Meeting of Shareholders that follows.

This year’s agenda includes votes to re-elect two Board members and re-ratify the appointment of KPMG LLP as our independent registered public accounting firm. More information on these proposals can be found beginning on page 10 of our proxy statement. Our Board unanimously recommends that you vote FOR each of the proposals.

Your vote is very important to us. Whether or not you plan to attend the virtual meeting, we ask that your shares be represented and voted.

Our Year

We delivered strong results in 2023, growing net asset value per share by 6% to our highest level since inception, while distributing a total of $1.10 per share to our shareholders. This resulted in a total economic return to our investors of 14% in 2023.1 Our strong results are the outcome of our emphasis on credit selection, the broad benefits of higher interest rates, and our proactive approach to liability management.

We began last year appropriately cautious and prepared for a challenging economic environment. Yet over the course of the year, our borrowers across Blue Owl’s Credit platform, on average, delivered low-to-mid single digit growth in both EBITDA and revenue each quarter. Since inception, our approach has been to construct a market-leading technology-focused fund with distinctive competitive advantages. Our portfolio construction has focused on mature or late-stage, durable, high-quality technology and software assets. We generally invest in companies with highly recurring revenue, strong customer retention, established customer bases, high capital efficiency, and substantial gross margins, all of which underpin the potential to maintain sufficient cash flows. We also leverage the differentiated sourcing, underwriting, and risk management capabilities of Blue Owl’s $84.6 billion2 credit platform. As of year-end, the weighted average EBITDA of OTF II’s borrowers was $214 million3, and we believe this scale provides strategic benefits and operational stability that contribute to our strong credit quality.

Finally, Blue Owl published its inaugural sustainability report on July 1, 2023, which can be viewed on its website. The report details the framework Blue Owl and its Advisers use to execute on sustainability initiatives and reflects Blue Owl’s firm-wide emphasis on transparency.

Our Outlook

As a lender, we are defensive by nature, and credit quality is always top of mind. We remain confident in the versatility of our portfolio, and based on the visibility we have today, we expect that the overall portfolio should continue to perform well.

We entered 2024 on strong footing, and we expect to see increased market and origination activity over the balance of the year. We started to see this trend in the fourth quarter of last year, deploying over $8 billion across the Blue Owl direct lending business, representing our highest quarter of origination activity since 2021. Our scale positions us as a lender of choice and allows us to see opportunities with bigger companies and more established partners.

On behalf of our entire team, I want to express my thanks for your support. We are excited about the future and the ways in which we are delivering differentiated returns to our shareholders.

Sincerely yours,
Craig W. Packer Chief Executive Officer, President and Director March 28, 2024

1.	Total economic return based on total dividends paid and cumulative change in net asset value per share during 2023.
2.	Assets under management as of December 31, 2023.
3.	Based on investments we classify as traditional financing, which represented 82.6% of our total portfolio based on fair value as of December 31, 2023.

Blue Owl Technology Finance Corp. II

399 Park Avenue

New York, New York 10022

Notice of Annual Meeting of Shareholders

To Be Held On June 21, 2024

To the Shareholders of Blue Owl Technology Finance Corp. II:

NOTICE IS HEREBY GIVEN THAT the annual meeting of shareholders of Blue Owl Technology Finance Corp. II, a Maryland corporation (the “Company”), will be held on June 21, 2024 at 10:00 a.m., Eastern Time (the “Annual Meeting”). The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/OTFII2024. For instructions on how to attend and vote your shares at the Annual Meeting, see the information in the accompanying proxy statement under the heading “How to attend and vote at the Annual Meeting.”

The Annual Meeting is being held for the following purposes:

1.	To elect two members of the Board to serve until the 2027 annual meeting of shareholders and until their successors are duly elected and qualified; and

2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

The Board has fixed the close of business on March 25, 2024 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof.

Important notice regarding the availability of proxy materials for the Annual Meeting.  The Company’s proxy statement, the proxy card, and the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2023 (the “Annual Report”) are available at www.proxyvote.com.

By Order of the Board of Directors,
Neena A. Reddy Secretary March 28, 2024

Shareholders are requested to promptly authorize a proxy vote over the internet, or execute and return promptly the accompanying proxy card, which is being solicited by the Board. You may authorize a proxy over the internet by following the instructions in the Notice of Internet Availability of Proxy Materials or the proxy card. You may execute the proxy card using the methods described in the proxy card. Executing the proxy card is important to ensure a quorum at the Annual Meeting. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by virtually attending the Annual Meeting and voting.

Four Ways to Vote

Online visit www.virtualshareholder meeting.com/OTFII2024	Phone call 1-800-690-6903	QR Code Scan QR Code using Smartphone	Mail Complete, sign and return proxy card

2024 Proxy Statement

Proxy Statement Summary

The summary highlights information that is contained elsewhere in this Proxy Statement. You should carefully read this Proxy Statement in its entirety before voting, as this summary does not contain all of the information that you should consider.

Annual Meeting of Shareholders

Date & Time: Friday, June 21, 2024 10:00 a.m., Eastern Time	Virtual Meeting Site: www.virtualshareholdermeeting.com/OTFII2024	Record Date: Close of Business March 25, 2024

Meeting Agenda and Voting Matters

Proposals		Board Recommendation	Page Reference

1.	Elect two members of the Board to serve until the 2027 annual meeting of shareholders and until their successors are duly elected and qualified	FOR	10

2.	Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024	FOR	34

Corporate Governance Highlights

•  All of our directors are independent, except for Mr. Packer.

•  All of our Audit and Nominating & Corporate Governance Committee members are independent.

•  An independent non-executive chairman.

•  An excellent track record of attendance by our directors at Board and committee meetings in 2023.

•  A balance of new and experienced directors.

•  A Code of Business Conduct.

Directors

	Director Since	Independence	Board Committees

Edward D’Alelio* Age: 71	2021	⚫	• Audit • NCG

Eric Kaye Age: 61	2021	⚫	• Audit • NCG*

Craig W. Packer Age: 57	2021		• N/A

Christopher M. Temple Age: 56	2021	⚫	• Audit* • NCG

Melissa Weiler Age: 59	2021	⚫	• Audit • NCG

Victor Woolridge Age: 67	2021	⚫	• Audit • NCG

NCG = Nominating and Corporate Governance

* = Committee Chairman  * = Chairman of the Board

2024 Proxy Statement

Proxy Statement

Questions and Answers About the Annual Meeting and Voting

Q:	What is the date of the Annual Meeting and where will it be held?

A:

The annual meeting (the “Annual Meeting”) of shareholders of Blue Owl Technology Finance Corp. II, which is sometimes referred to in this proxy statement as “we”, “us”, “our”, or the “Company,” will be held on June 21, 2024 at 10:00a.m., Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/OTFII2024.

Q:	What will I be voting on at the Annual Meeting?

A:	At the Annual Meeting, shareholders will be asked to:

1.

elect each of Christopher M. Temple and Melissa Weiler to the Board for three-year terms, each expiring at the 2027 annual meeting of shareholders and until their successors are duly elected and qualified; and

2.	ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024.

Q:	Who can vote at the Annual Meeting?

A:	Only shareholders of record as of the close of business March 25, 2024 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting and any postponements or adjournments thereof.

Q:	How many votes do I have?

A:	Shareholders are entitled to one vote for each share of the Company’s common stock, par value $0.01 per share held as of the Record Date.

Q:	How may I attend the meeting and vote?

A:

By voting virtually at the Annual Meeting. The Company will be hosting the Annual Meeting live via audio webcast. Any Shareholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/OTFII2024. If you were a Shareholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

•	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/OTFII2024.

•	Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/OTFII2024 on the day of the Annual Meeting.

•	Webcast starts at 10:00 a.m., Eastern Time.

•	You will need your 16-Digit Control Number to enter the Annual Meeting.

•	Shareholders may submit questions while attending the Annual Meeting via the Internet.

To attend and participate in the Annual Meeting, you will need the 16-digit control number located on your Notice of Internet Availability of Proxy Materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of Shareholders as of the Record Date. The Company will have technicians ready to assist with any technical difficulties Shareholders may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

2024 Proxy Statement	1

By Proxy through the Internet. You may authorize a proxy through the internet using the web address included in your Notice of Internet Availability of Proxy Materials. Authorizing a proxy through the internet requires you to input the 16-digit control number located on your Notice of Internet Availability of Proxy Materials. After inputting the 16-digit control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the internet link.

By Proxy through the Mail. When voting by proxy and mailing your proxy card, you are required to:

•	indicate your instructions on the proxy card;

•	date and sign the proxy card;

•	mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and

•	allow sufficient time for the proxy card to be received on or before 11:59 p.m., Eastern Time, on June 20, 2024.

Q:	Does the Board recommend voting for each of the Proposals?

A:	Yes. The Board unanimously recommends that you vote “FOR” each of the proposals.

Q:	Why does the Board recommend voting FOR Proposal 1, the election of each of Mr. Temple and Ms. Weiler?

A:

Mr. Temple is currently the Chairman of the Audit Committee and has served in that capacity since 2021. Mr. Temple has served as President of DelTex Capital LLC (a private investment firm) since its founding in 2010. Mr. Temple has served as an Operating Executive/Senior Advisor for Tailwind Capital, LLC, a New York based middle market private equity firm since June 2011. Prior to forming DelTex Capital, Mr. Temple served as President of Vulcan Capital, the investment arm of Vulcan Inc., from May 2009 until December 2009 and as Vice President of Vulcan Capital from September 2008 to May 2009. The Board believes Mr. Temple’s numerous management positions and experiences in the middle market make him well qualified to serve on the Board.

Ms. Weiler has served on the Board since 2021. Ms. Weiler was formerly a Managing Director and a member of the Management Committee of Crescent Capital Group, a Los Angeles-based asset management firm (“Crescent”), where she served from January 2011 until she retired in December 2020. During that time, Ms. Weiler was responsible for the oversight of Crescent’s CLO management business from July 2017 through December 2020, and managed several multi-strategy credit funds from January 2011 through June 2017. The Board believes Ms. Weiler’s numerous management positions and broad experiences in the asset management and financial services sector provide her with skills and valuable insight in handling complex financial transactions and issues, all of which make her well qualified to serve on the Board.

Mr. Temple and Ms. Weiler have served the Company since its founding in 2021. The Board believes this history and familiarity with the Blue Owl investment platform make Mr. Temple and Ms. Weiler beneficial members of the Board.

Q:	Why does the Board recommend voting FOR Proposal 2, to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm?

A:

KPMG LLP acted as the Company’s independent registered public accounting firm for the 2021-2023 fiscal years and has been appointed by the Board to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The Board has submitted the selection of KPMG LLP to shareholders for ratification as a matter of good corporate governance. Although action by the shareholders on this matter is not required, the Audit Committee and the Board believe it is appropriate to seek shareholder ratification of this selection in light of the role played by the independent registered public accounting firm in reporting on the Company’s consolidated financial statements.

2	2024 Proxy Statement

General Information About the Annual Meeting

The accompanying proxy is solicited on behalf of the Board for use at the Annual Meeting to be held on June 21, 2024 at 10:00a.m., Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. Only holders of record of our common stock at the close of business on March 25, 2024, which is the Record Date, will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, we had 134,861,370 shares of common stock, par value $0.01 per share (the “Shares”) outstanding and entitled to vote. This proxy statement, including the accompanying form of proxy (collectively, the “Proxy Statement”), or a Notice of Internet Availability of Proxy Materials containing instructions on how to access the Proxy Statement and annual report on Form 10-K for the fiscal year ended December 31, 2023 (the “Annual Report”), and how to submit proxies over the internet are first being sent to shareholders on or about March 28, 2024. The Proxy Statement and Annual Report can both be accessed online at www.proxyvote.com.

All proxies will be voted in accordance with the instructions contained therein. Unless contrary instructions are specified, if a proxy is properly executed and received by the Company (and not revoked) prior to the Annual Meeting, the Shares represented by the proxy will be voted (1) FOR the election of two members of the Board to serve until the 2027 annual meeting of shareholders and until their successors are duly elected and qualified, and (2) FOR the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Should any matter not described above be properly presented at the Annual Meeting, the named proxies will vote in accordance with their best judgment as permitted.

Voting Rights

Holders of our common stock are entitled to one vote for each share held as of the Record Date.

The Annual Meeting is being held for the following purposes:

1.	To elect two members of the Board to serve until the 2027 annual meeting of shareholders and until their successors are duly elected and qualified; and

2.	To ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

Quorum Required

A majority of the outstanding Shares must be present or represented by proxy at the Annual Meeting in order to have a quorum. If you have properly voted by proxy via internet or mail, you will be considered part of the quorum. We will count “abstain” votes as present for the purpose of establishing a quorum for the transaction of business at the Annual Meeting. If at any time Shares are held through brokers, we will count broker non-votes as present for the purpose of establishing a quorum. A broker non-vote occurs when a broker holding Shares for a beneficial owner votes on some matters on the proxy card, but not on others, because the broker does not have instructions from the beneficial owner or discretionary authority (or declines to exercise discretionary authority) with respect to those other matters.

2024 Proxy Statement	3

Vote Required

Proposal	Vote Required	Broker Discretionary Voting Allowed	Effect of Abstentions and Broker Non-Votes

Proposal 1—To elect two members of the Board to serve until the 2027 annual meeting of shareholders and until their successors are duly elected and qualified	Affirmative vote of a majority of the votes cast at the Annual Meeting in person (virtually) or by proxy.	No	Abstentions and broker non-votes will have no effect on the result of the vote.

Proposal 2—To ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024	Affirmative vote of a majority of the votes cast at the Annual Meeting in person (virtually) or by proxy.	Yes	Abstentions and broker non-votes will have no effect on the result of the vote.

You may vote “for” or “against,” or abstain from voting on Proposal 1 and Proposal 2. The adoption of each of Proposal 1 and Proposal 2 requires the affirmative vote of the majority of votes cast for each such proposal at the Annual Meeting, meaning the number of shares voted “for” each proposal must exceed the number of shares voted “against” such proposal. The inspector of elections appointed for the Annual Meeting will separately tabulate “for” votes, “against” votes, “abstain” votes, and broker non-votes.

Voting

You may vote by proxy or in person (virtually) at the Annual Meeting in accordance with the instructions provided below.

Voting by Proxy

You also may authorize a proxy through the internet using the web address included on your Notice of Internet Availability of Proxy Materials. Authorizing a proxy through the internet requires you to input the 16-digit control number located on your Notice of Internet Availability of Proxy Materials. After inputting the 16-digit control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the internet link. When voting by proxy and mailing your proxy card, you are required to:

•	indicate your instructions on the proxy card;

•	date and sign the proxy card;

•	mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and

•	allow sufficient time for the proxy card to be received on or before 11:59 p.m., Eastern Time, on June 20, 2024.

Voting at the Annual Meeting

The Company will be hosting the Annual Meeting live via audio webcast. Any Shareholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/OTFII2024. If you were a Shareholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

•	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/OTFII2024.

•	Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/OTFII2024 on the day of the Annual Meeting.

•	Webcast starts at 10:00 a.m., Eastern Time.

•	You will need your 16-Digit Control Number to enter the Annual Meeting.

•	Shareholders may submit questions while attending the Annual Meeting via the Internet.

4	2024 Proxy Statement

To attend and participate in the Annual Meeting, you will need the 16-digit control number located on your Notice of Internet Availability of Proxy Materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of Shareholders as of the Record Date. The Company will have technicians ready to assist with any technical difficulties Shareholders may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

Important notice regarding the availability of proxy materials for the Annual Meeting. The Company’s Proxy Statement, the proxy card, and the Company’s Annual Report are available at www.proxyvote.com. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of the Proxy Statement and Annual Report.

Quorum and Adjournment

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, virtually or by proxy, of the holders of a majority of the shares of our common stock outstanding on the Record Date will constitute a quorum.

If a quorum is not present at the Annual Meeting, the chairperson of the Annual Meeting may adjourn the Annual Meeting until a quorum is present.

Proxies for the Annual Meeting

The named proxies for the Annual Meeting are Neena A. Reddy and Jonathan Lamm (or their duly authorized designees), who will follow submitted proxy voting instructions. They will vote as the Board recommends herein as to any submitted proxies that do not direct how to vote on any item, and will vote on any other matters properly presented at the Annual Meeting in their judgment.

Expenses of Soliciting Proxies

The Company will pay the expenses of soliciting proxies to be voted at the Annual Meeting, including the cost of preparing and posting this Proxy Statement and the Annual Report to the internet, and the cost of mailing the Notice of Annual Meeting, the Notice of Internet Availability of Proxy Materials, and any requested proxy materials to the shareholders. The Company has engaged Broadridge Financial Solutions, Inc. (“Broadridge”), an independent proxy solicitation firm to assist in the distribution of the proxy materials, solicitation of proxies and tabulation of proxies. The cost of Broadridge’s services with respect to the Company is estimated to be approximately $3,000 plus reasonable out-of-pocket expenses. In addition, the Company has engaged the services of Morrow Sodali for the purpose of assisting in the solicitation of proxies at an anticipated cost of approximately $6,000 plus reimbursement of certain out-of-pocket expenses and fees for additional services requested. Please note that Morrow Sodali and Broadridge may solicit stockholder proxies by telephone on behalf of the Company. They will not attempt to influence how you vote your shares, but only ask that you take the time to authorize your proxy. You may also be asked if you would like to authorize your proxy over the telephone and to have your voting instructions transmitted to Broadridge.

Revocability of Proxies

A shareholder may revoke any proxy that is not irrevocable by attending the Annual Meeting and voting in person (virtually) or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the Company.

Contact Information for Proxy Solicitation

You can contact us by mail sent to the attention of the Secretary of the Company, Neena A. Reddy, at our principal executive offices located at 399 Park Avenue, 37th Floor, New York, New York 10022. You can call us by dialing (212) 419-3000. You can access our proxy materials online at www.proxyvote.com.

2024 Proxy Statement	5

Record Date

The Board has fixed the close of business on March 25, 2024 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof. As of the Record Date, there were 134,861,370 Shares outstanding.

Notice of Internet Availability of Proxy Materials

In accordance with regulations promulgated by the SEC, the Company has made this Proxy Statement, the Notice of Annual Meeting of Shareholders, and the Annual Report available to shareholders on the internet. Shareholders may (i) access and review the Company’s proxy materials, (ii) authorize their proxies, as described in “Voting,” and/or (iii) elect to receive future proxy materials by electronic delivery, via the internet address provided below.

This Proxy Statement, the Notice of Annual Meeting and the Annual Report are available at www.proxyvote.com.

Electronic Delivery of Proxy Materials

Pursuant to the rules adopted by the SEC, the Company furnishes proxy materials by email to those shareholders who have elected to receive their proxy materials electronically. While the Company encourages shareholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of annual meetings and the cost associated with the physical printing and mailing of materials, shareholders who have elected to receive proxy materials electronically by email, as well as beneficial owners of shares of the Company’s common stock held by a broker or custodian, may request a printed set of proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of the Proxy Statement and Annual Report.

6	2024 Proxy Statement

Security Ownership of Management and Certain Beneficial Owners

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The following table sets forth, as of the Record Date, the beneficial ownership according to information furnished to us by such persons or publicly available filings. Ownership information for those persons who beneficially own 5% or more of the outstanding shares of our common stock is based upon filings by such persons with the SEC and other information obtained from such persons of each current director, the nominees for director, the Company’s executive officers, the executive officers and directors as a group, and each person known to us to beneficially own 5% or more of the outstanding shares of our common stock.

The percentage ownership is based on 134,861,370 shares of our common stock outstanding as of the Record Date. To our knowledge, except as indicated in the footnotes to the table, each of the shareholders listed below has sole voting and/or investment power with respect to shares of our common stock beneficially owned by such shareholder.

Name and Address	Number of Shares Owned	Percentage of Class Outstanding

5% Owners

Regents of the University of California(1)	15,631,825	12%

California State Teachers’ Retirement System(2)	12,339,395	9%

CH-IP Owl Rock Tech II L.L.C. (3)	10,455,006	8%

Orange County Employees Retirement System(4)	8,427,316	6%

Interested Director

Craig W. Packer	—	—

Independent Directors

Edward D’Alelio	—	—

Eric Kaye	—	—

Christopher M. Temple	—	—

Melissa Weiler	—	—

Victor Woolridge(5)	5,881	*

Executive Officers

Bryan Cole	—	—

Karen Hager	—	—

Jonathan Lamm	—	—

Neena A. Reddy	—	—

Matthew Swatt	—	—

Shari Withem	—	—

Jennifer McMillon	—	—

All officers and directors as a group (13 persons)(6)	5,881	*

*	Less than 1%
(1)	The address of Regents of the University of California is 1111 Broadway, 21st Floor, Oakland, CA 94607.

2024 Proxy Statement	7

(2)	The address of California State Teachers’ Retirement System is 100 Waterfront Place, West Sacramento, CA 95606-2807.
(3)

CH-IP Owl Rock Tech II, L.L.C (“CH-IP Owl Rock Tech”) is a Delaware limited liability company and is the record and direct beneficial owner of the shares of common stock. Oak Lawn Direct Investors GP, L.L.C., a Delaware limited liability company (“Oak Lawn”) is the managing member of CH-IP Owl Rock Tech. CH Investment Partners, L.L.C., a Delaware limited liability company (“CHIP”) is the investment manager of CH-IP Owl Rock Tech. As investment manager, CHIP has been granted exclusive investment discretion and investment management authority with respect to CH-IP Owl Rock Tech and the shares of common stock owned thereby, but CHIP does not have the power to vote (or direct the vote) of such shares. Pursuant to the Limited Liability Company Agreement of CH-IP Owl Rock Tech, the members of CH-IP Owl Rock Tech have pass-through voting rights such that if any vote or consent is required to be cast or given by CH-IP Owl Rock Tech as a shareholder of Blue Owl Technology Finance Corp. II, then CHIP must first obtain direction from the members of CH-IP Owl Rock Tech on how to cast such vote or give such consent on behalf of CH-IP Owl Rock Tech and vote the shares of common stock owned by CH-IP Owl Rock Tech in accordance with directions. Oak Lawn Capital Management, L.P., a Delaware limited partnership (“OLCM”), is the managing member of CHIP. I35 Investors, Inc., a Texas corporation (“I35”), is the manager of Oak Lawn and the sole general partner of OLCM. Michael Silverman and Kyle Rimer are the Co-Presidents of, and may be deemed to beneficially own the securities beneficially owned by, I35 and CHIP. The business address for each of CH-IP Owl Rock Tech, CHIP, OLCM, and I35 is 3953 Maple Avenue, Suite 250, Dallas, Texas 75219.

(4)	The address of Orange County Employees Retirement System is 2223 E. Wellington Ave, Santa Ana, CA 92701.
(5)	Shares are held by Victor Woolridge 2022 Trust.
(6)	The address for each of the directors and officers is c/o Blue Owl Technology Finance Corp. II, 399 Park Avenue, 37th Floor, New York, New York 10022.

8	2024 Proxy Statement

The Adviser and the Administrator

Blue Owl Technology Credit Advisors II LLC (the “Adviser”) serves as the Company’s investment adviser pursuant to an investment advisory agreement (the “Investment Advisory Agreement”). The Adviser also serves as the Company’s administrator pursuant to an administration agreement (the “Administration Agreement”) between the Company and the Adviser.

The Adviser is an indirect affiliate of Blue Owl Capital Inc. (“Blue Owl”) (NYSE: OWL) and part of Blue Owl’s Credit platform, which focuses on direct lending. Blue Owl consists of three investment platforms: (1) Credit, which focuses on direct lending, (2) GP Strategic Capital, which focuses on providing capital to institutional alternative asset managers, and (3) Real Estate, which focuses on triple net lease real estate strategies. Blue Owl’s Credit platform is comprised of the Adviser, Blue Owl Credit Advisors LLC (“OCA”), Blue Owl Technology Credit Advisors LLC (“OTCA”), Blue Owl Credit Private Fund Advisors LLC (“OPFA”) and Blue Owl Diversified Credit Advisors LLC (“ODCA” and together with the Adviser, OCA, OTCA, and OPFA, the “Blue Owl Credit Advisers”), which are also registered investment advisers. The Blue Owl Credit Advisers focus on direct lending to middle market companies primarily in the United States across four investment strategies which are offered through the Company, Blue Owl Capital Corporation (“OBDC”), Blue Owl Capital Corporation II (“OBDC II”), Blue Owl Capital Corporation III (“OBDE”), Blue Owl Credit Income Corp. (“OCIC”), Blue Owl Technology Finance Corp. (“OTF”) and Blue Owl Technology Income Corp. (“OTIC” and together with the Company, OBDC, OBDC II, OBDE, OCIC and OTF, the “Blue Owl BDCs”), private funds and separately managed accounts (collectively, the “Blue Owl Credit Clients”).

The address of the Adviser is 399 Park Avenue, New York, NY 10022.

2024 Proxy Statement	9

Proposal 1: Election of Directors

At the Annual Meeting, shareholders of the Company are being asked to consider the election of two directors of the Company. Pursuant to the Company’s bylaws, the number of directors on the Board may not be fewer than the minimum number required by the Maryland General Corporation Law, or greater than eleven. Under the Company’s Articles of Amendment and Restatement (the “Charter”), the directors are divided into three classes. Each class of directors holds office for a three-year term. The Board currently consists of six directors who serve in the following classes: Class III (terms ending at the Annual Meeting) — Christopher M. Temple and Melissa Weiler; Class I (terms ending at the 2025 annual meeting of shareholders) — Edward D’Alelio and Craig W. Packer; and Class II (terms ending at the 2026 annual meeting of shareholders) — Eric Kaye and Victor Woolridge. See “Corporate Governance — The Board” beginning on page 21 for more information regarding the composition of the Board.

Christopher M. Temple and Melissa Weiler each has been nominated for election by the Board to serve a three-year term until the 2027 annual meeting of shareholders and until each of their successors are duly elected and qualified. Each director nominee has agreed to serve as a director if re-elected and has consented to being named as a nominee.

A shareholder can vote for, against or abstain from voting for any or all of the director nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each of the director nominees named below. If any of the director nominees should decline or be unable to serve as a director, the persons named as proxies will vote for such other nominee as may be proposed by the Board’s Nominating and Corporate Governance Committee. The Board has no reason to believe that any of the persons named as director nominees will be unable or unwilling to serve.

Required Vote

Each director nominee shall be elected by the affirmative vote of a majority of votes cast at the Annual Meeting in person (virtually) or by proxy, provided that a quorum is present. For the proposal, “abstain votes” and broker non-votes, if any, will count as shares represented at the meeting for purposes of establishing a quorum but will have no effect on the outcome of the vote. There will be no cumulative voting with respect to Proposal 1.

Information about the Nominees and Directors

Set forth below is information, as of March 28, 2024, regarding Mr. Temple and Ms. Weiler, who are being nominated for election as directors of the Company by the Company’s shareholders at the Annual Meeting, as well as information about the Company’s other current directors whose terms of office will continue after the Annual Meeting. Neither Mr. Temple nor Ms. Weiler is being proposed for election pursuant to any agreement or understanding between either Mr. Temple or Ms. Weiler, on the one hand, and the Company or any other person or entity, on the other hand. See “Corporate Governance — The Board” beginning on page 21 for more information regarding the composition of the Board.

The information below includes specific information about each director’s experience, qualifications, attributes or skills that led the Board to the conclusion that the individual is qualified to serve on the Board, in light of the Company’s business and structure, including the number of companies in the “Fund Complex” overseen by each director. “Fund Complex” includes the Blue Owl BDCs. Each of the Blue Owl BDCs is advised by Blue Owl Technology Credit Advisors II LLC (the “Adviser”) or an affiliate of the Adviser.

There were no legal proceedings of the type described in Items 401(f)(7) and (8) of Regulation S-K in the past 10 years against any of our directors, director nominees or officers, and none are currently pending.

10	2024 Proxy Statement

Class III Directors

Terms Expiring 2024:

Name, Address, and Age(1)	Position(s) held with the Company	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served(2)	Number of Companies in Fund Complex(3) Overseen by Director	Other Directorships Held by Director or Nominee for Director

Independent Directors

Christopher M. Temple, 56	Director	President of DelTex Capital LLC	Class III Director since 2021; Term expires in 2024	7	• OBDC • OBDC II • OBDE • OTF • OCIC • OTIC • Plains All American Pipeline Company

Melissa Weiler, 59	Director	Private Investor Managing Director and member of the Management Committee of Crescent Capital Group (through 2020)	Class III Director since 2021; Term expires in 2024	7	• OBDC • OBDC II • OBDE • OTF • OCIC • OTIC • Jefferies Financial Group, Inc.

(1)	The address for each director is c/o Blue Owl Technology Finance Corp. II, 399 Park Avenue, 37th Floor, New York, New York 10022.
(2)	Directors serve for three-year terms and until their successors are duly elected and qualified.
(3)	The term “Fund Complex” refers to the Blue Owl BDCs. Directors and officers who oversee the funds in the Fund Complex are noted.

2024 Proxy Statement	11

Class III Director Biographies

Christopher M. Temple

Independent Director Age: 56 Director Since: 2021 Committees: • Audit • NCG

Mr. Temple has served as President of DelTex Capital LLC (a private investment firm) since its founding in 2010. Mr. Temple has served as an Operating Executive/Senior Advisor for Tailwind Capital, LLC, a New York based middle market private equity firm since June 2011. Prior to forming DelTex Capital, Mr. Temple served as President of Vulcan Capital, the investment arm of Vulcan Inc., from May 2009 until December 2009 and as Vice President of Vulcan Capital from September 2008 to May 2009. Prior to joining Vulcan in September 2008, Mr. Temple served as a managing director at Tailwind Capital, LLC from May to August 2008. Prior to joining Tailwind, Mr. Temple was a managing director at Friend Skoler & Co., Inc. from May 2005 to May 2008. From April 1996 to December 2004, Mr. Temple was a managing director at Thayer Capital Partners. Mr. Temple started his career in the audit and tax departments of KPMG’s Houston office and was a licensed CPA from 1989 to 1993. Mr. Temple has served on the board of directors of Plains GP Holdings, L.P., the general partner of Plains All American Pipeline Company since November 2016 and has served as a member of the Plains GP Holdings, L.P. compensation committee since November 2020 and as a director of Plains All American Pipeline, L.P’s (“PAA”) general partner from May 2009 to November 2016. He was a member of the PAA Audit Committee from 2009 to 2016. Prior public board service includes board and audit committee service for Clear Channel Outdoor Holdings from April 2011 to May 2016 and on the board and audit committee of Charter Communications Inc. from November 2009 through January 2011. In addition to public boards, as part of his role with Tailwind, Mr. Temple has served on private boards including Brawler Industries, and National HME and currently serves on the boards of Loenbro, Inc. and HMT, LLC. Since March 2016 and November 2016 he has served on the boards of directors of OBDC and OBDC II, respectively, since August 2018 he has served on the board of directors of OTF, since February 2020 and September 2020 he has served on the boards of directors of OBDE and OCIC, respectively and since August 2021 and November 2021 he has served on the boards of directors of OTIC and the Company, respectively. Mr. Temple holds a B.B.A., magna cum laude, from the University of Texas and an M.B.A. from Harvard.

The Company believes Mr. Temple’s broad investment management background, together with his financial and accounting knowledge, brings important and valuable skills to the Board.

Melissa Weiler

Independent Director Age: 59 Director Since: 2021 • Audit • NCG

Ms. Weiler was formerly a Managing Director and a member of the Management Committee of Crescent Capital Group, a Los Angeles-based asset management firm (“Crescent”), where she served from January 2011 until she retired in December 2020. During that time, Ms. Weiler was responsible for the oversight of Crescent’s CLO management business from July 2017 through December 2020, and managed several multi-strategy credit funds from January 2011 through June 2017. During her tenure at Crescent, she also served on the Risk Management and Diversity & Inclusion committees. From October 1995 to December 2010, Ms. Weiler was a Managing Director at Trust Company of the West, a Los Angeles-based asset management firm (“TCW”). At TCW, she managed several multi-strategy credit funds from July 2006 to December 2010, and served as lead portfolio manager for TCW’s high-yield bond strategy from October 1995 to June 2006. Ms. Weiler has served on the board of directors of Jefferies Financial Group Inc. since 2021. She is a member of the Cedars-Sinai Board of Governors and is actively involved in 100 Women in Finance. Ms. Weiler holds a B.S. in Economics from the Wharton School at the University of Pennsylvania. Ms. Weiler joined the boards of directors of the OBDC, OBDC II, OBDE, OCIC and OTF in February 2021 and the boards of directors of OTIC and the Company in August 2021 and November 2021, respectively.

The Company believes Ms. Weiler’s broad investment management background, together with her financial and accounting knowledge, brings important and valuable skills to the Board.

12	2024 Proxy Statement

Incumbent Class I Directors

Terms Expiring 2025:

Name, Address, and Age(1)	Position(s) held with the Company	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served(2)	Number of Companies in Fund Complex(3) Overseen by Director	Other Directorships Held by Director or Nominee for Director

Independent Directors

Edward D’Alelio, 71	Chairman of the Board, Director	Retired	Class I Director since 2021; Term expires in 2025	7	• OBDC • OBDC II • OBDE • OTF • OCIC • OTIC • Blackstone/GSO Long Short Credit Fund • Blackstone/GSO Sen. Flt Rate Fund

Interested Director(4)

Craig W. Packer, 57	Chief Executive Officer, President and Director	Co-Founder of Blue Owl Capital Partners Co-President of Blue Owl Co-Chief Investment Officer of each of the Blue Owl Credit Advisers(5) President and Chief Executive Officer of each of the Blue Owl BDCs(6)	Class I Director since 2021; Term expires in 2025	7	• OBDC • OBDC II • OBDE • OTF • OCIC • OTIC • Blue Owl

(1)	The address for each director is c/o Blue Owl Technology Finance Corp. II, 399 Park Avenue, 37th Floor, New York, New York 10022.
(2)	Directors serve for three-year terms and until their successors are duly elected and qualified.
(3)	The term “Fund Complex” refers to the Blue Owl BDCs. Directors and officers who oversee the funds in the Fund Complex are noted.
(4)

“Interested person” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Mr. Packer is an “interested person” because of his affiliation with the Adviser.

(5)

The Blue Owl Credit Advisers are comprised of the Adviser, Blue Owl Credit Advisors LLC, Blue Owl Technology Credit Advisors LLC, Blue Owl Credit Private Fund Advisors LLC and Blue Owl Diversified Credit Advisors LLC, which are registered investment advisers.

(6)

On January 12, 2024, the board of directors of OBDE appointed Logan Nicholson to serve as OBDE’s President, which was previously held by Mr. Packer who continues to serve as OBDE’s Chief Executive Officer and as a director.

2024 Proxy Statement	13

Class I Director Biographies

Edward D’Alelio

Chairman of the Board Independent Director Age: 71 Director Since: 2021 Committees: • Audit • NCG

Mr. D’Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston, where he served from 1989 until he retired in 2002. While at Putnam, he served on the Investment Policy Committee, which was responsible for oversight of all investments. He also sat on various Committees including attribution and portfolio performance. Prior to joining Putnam, he was a portfolio manager at Keystone Investments and prior to that, he was an Investment Analyst at The Hartford Ins. Co. Since 2002, Mr. D’Alelio has served as an Executive in Residence at the University of Mass., Boston—School of Management. He is also chair of the investment committee of the Umass Foundation. He serves on the Advisory Committees of Ceres Farms. Since September 2009, he has served as director of Vermont Farmstead Cheese. Since January 2008 he has served on the board of Blackstone/GSO Long Short Credit Fund & Blackstone/GSO Sen. Flt Rate Fund. Since March 2016 and November 2016, he has served on the boards of directors of OBDC and OBDC II, respectively, since August 2018 he has served on the board of directors of OTF, since February 2020 and September 2020 he has served on the boards of directors of OBDE and OCIC, respectively and since August 2021 and November 2021 he has served on the boards of directors of OTIC and the Company, respectively. Mr. D’Alelio’s previous corporate board assignments include Archibald Candy, Doane Pet Care, Trump Entertainment Resorts and UMass Memorial Hospital. Mr. D’Alelio is a graduate of the Univ. of Mass Boston and has an M.B.A. from Boston University.

The Company believes Mr. D’Alelio’s numerous management positions and broad experiences in the financial services sector provide him with skills and valuable insight in handling complex financial transactions and issues, all of which make him well qualified to serve on the Board.

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Craig W. Packer

Interested Director Age: 57 Director Since: 2021 Committees: • N/A

Mr. Packer is the Chief Executive Officer of each of the Blue Owl BDCs, the President of each of the Blue Owl BDCs except for OBDE and is a member of the Diversified Lending Investment Committee and the Technology Lending Investment Committee of the Blue Owl Credit Advisers. Additionally, Mr. Packer is a Co-President and a director of Blue Owl. Mr. Packer is also the Head of the Credit platform and serves as a Co-Chief Investment Officer for each of the Blue Owl Credit Advisers. Previously, Mr. Packer co-founded Owl Rock Capital Partners (“Owl Rock”), the predecessor firm to Blue Owl’s Credit platform. In addition, Mr. Packer has served on the boards of directors of OBDC and OBDC II since March 2016 and November 2016, respectively, on the board of directors of OTF since August 2018, on the boards of directors of OBDE and OCIC since February 2020 and September 2020, respectively, and since August 2021 and November 2021 he has served on the boards of directors of OTIC and the Company, respectively. Mr. Packer also served as President of OBDE since its inception until January 2024. Prior to co-founding Owl Rock, Mr. Packer was a Partner and Co-Head of Leveraged Finance in the Americas at Goldman, Sachs & Co. Mr. Packer joined Goldman, Sachs & Co. as a Managing Director and Head of High Yield Capital Markets in 2006 and was named partner in 2008. Prior to joining Goldman Sachs & Co., Mr. Packer was the Global Head of High Yield Capital Markets at Credit Suisse First Boston, and before that he worked at Donaldson, Lufkin & Jenrette. Mr. Packer serves as Treasurer of the Board of Trustees of Greenwich Academy, and Co-Chair of the Honorary Board of Kids in Crisis, a nonprofit organization that serves children in Connecticut. Mr. Packer is also on the Advisory Board for the Mount Sinai Department of Rehabilitation and Human Performance. In addition, Mr. Packer is on the Foundation Board of Trustees for the McIntire School of Commerce, University of Virginia and is a member of the Board of Trustees of the University of Virginia Athletics Foundation. Mr. Packer earned an M.B.A. from Harvard Business School and a B.S. from the University of Virginia.

The Company believes Mr. Packer’s depth of experience in corporate finance, capital markets and financial services gives the Board valuable industry-specific knowledge and expertise on these and other matters, and his history with the Company and the Adviser, provide an important skillset and knowledge base to the Board.

2024 Proxy Statement	15

Incumbent Class II Directors

Terms Expiring 2026:

Name, Address, and Age(1)	Position(s) held with the Company	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served(2)	Number of Companies in Fund Complex(3) Overseen by Director	Other Directorships Held by Director or Nominee for Director

Independent Directors

Eric Kaye, 61	Director	Founder of Kayezen, LLC	Class II Director since 2021; Term expires in 2026	7	• OBDC • OBDC II • OBDE • OCIC • OTF • OTIC

Victor Woolridge, 67	Director	Managing Director, Barings Real Estate Advisers, LLC	Class II Director since 2021, Term expires in 2026	7	• OBDC • OBDC II • OBDE • OCIC • OTF • OTIC

(1)	The address for each director is c/o Blue Owl Technology Finance Corp. II, 399 Park Avenue, 37th Floor, New York, New York 10022.
(2)	Directors serve for three-year terms and until their successors are duly elected and qualified.
(3)	The term “Fund Complex” refers to the Blue Owl BDCs. Directors and officers who oversee the funds in the Fund Complex are noted.

16	2024 Proxy Statement

Class II Director Biographies

Eric Kaye

Independent Director Age: 61 Director Since: 2021 Committees: • Audit • NCG

Mr. Kaye is the founder of Kayezen, LLC, a physical therapy and fitness equipment design company. Prior to founding Kayezen, LLC, Mr. Kaye served as a Vice Chairman and Managing Director of UBS Investment Bank, and a member of the division’s Global Operating and U.S. Executive Committees, from June 2001 to May 2012. For the majority of Mr. Kaye’s tenure with UBS, he was a Managing Director and led the firm’s Exclusive Sales and Divestitures Group, where he focused on advising middle market companies. Prior to joining UBS, Mr. Kaye has served as Global Co Head of Mergers & Acquisitions for Robertson Stephens, an investment banking firm, from February 1998 to June 2001. Mr. Kaye joined Robertson Stephens from PaineWebber where he served as Executive Director and head of the firm’s Technology Mergers & Acquisitions team. Since March 2016 and November 2016 he has served on the boards of directors of OBDC and OBDC II, respectively, since August 2018 he has served on the board of directors of OTF, since February 2020 and September 2020 he has served on the boards of directors of OBDE and OCIC, respectively and since August 2021 and November 2021 he has served on the boards of directors of OTIC and the Company, respectively. Mr. Kaye holds a B.A. from Union College and an M.B.A. from Columbia Business School.

The Company believes Mr. Kaye’s management positions and experiences in the middle market provide the Board with valuable insight.

Victor Woolridge

Independent Director Age: 67 Director Since: 2021 Committees: • Audit • NCG

Mr. Woolridge was formerly a Managing Director of Barings Real Estate Advisers, LLC (“Barings”), the real estate investment unit of Barings LLC, a global asset management firm. Mr. Woolridge most recently served as Head of the U.S. Capital Markets for Equity Real Estate Funds at Barings. Mr. Woolridge previously served as Vice President and Managing Director and Head of Debt Capital Markets - Equities of Cornerstone Real Estate Advisers LLC (prior to its rebranding under the Barings name) (“Cornerstone”) from January 2013 to September 2016 and as Vice President Special Servicing from January 2010 to January 2013. Prior to joining Cornerstone, Mr. Woolridge served as a Managing Director of Babson Capital Management LLC (“Babson”) from January 2000 to January 2010. Prior to joining Babson, Mr. Woolridge served as Director of Loan Originations and Assistant Regional Director of MassMutual Financial Group from September 1982 to January 2000. Since 2009, Mr. Woolridge has served on the University of Massachusetts (UMass) Board of Trustees and has previously served as Chairman of the Board and as Chairman of the Board’s Committee on Administration and Finance and as trustee for University of Massachusetts Global. Since 2022, Mr. Woolridge has served as a director of Trumbull Property Income Fund and Fallon Health. Mr. Woolridge has also served on the UMass Foundation’s investment committee since 2021. Mr. Woolridge previously served on the Board of Trustees of Baystate Health from 2005 to 2016, which included service as Chairman of the Board and on the Board’s compensation, finance, governance and strategy committees. Mr. Woolridge holds a B.S. from the University of Massachusetts at Amherst and is a Certified Commercial Investment Member. Mr. Woolridge joined the boards of directors of the Company, OBDC, OBDC II, OBDE, OCIC, OTF and OTIC in November 2021.

The Company believes Mr. Woolridge’s numerous management positions and broad experiences in the asset management and financial services sectors provide him with skills and valuable insight in handling complex financial transactions and issues, all of which makes him well qualified to serve on the Board of Directors.

2024 Proxy Statement	17

Dollar Range of Equity Securities Beneficially Owned by Directors

The table below shows the dollar range of equity securities of the Company and the aggregate dollar range of equity securities of the Fund Complex that were beneficially owned by each director as of the Record Date stated as one of the following dollar ranges: None; $1-$10,000; $10,001- $50,000; $50,001-$100,000; or Over $100,000. For purposes of this Proxy Statement, the term “Fund Complex” is defined to include the Blue Owl BDCs.

Name of Director	Dollar Range of Equity Securities in Blue Owl Technology Finance Corp. II(1)(2)	Aggregate Dollar Range of Equity Securities in the Fund Complex(1)(3)

Interested Director

Craig W. Packer	None	over	$100,000

Independent Directors

Edward D’Alelio	None	over	$100,000

Eric Kaye	None	over	$100,000

Christopher M. Temple	None	over	$100,000

Melissa Weiler	None	over	$100,000

Victor Woolridge	$50,001-$100,000	over	$100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(2)

The dollar range of equity securities of the Company beneficially owned by directors of the Company, if applicable, is calculated by multiplying the current net asset value per share of the Company’s common stock by the number of shares of the Company’s common stock beneficially owned.

(3)

The dollar range of equity securities in the Fund Complex beneficially owned by directors of the Company, if applicable, is the sum of (a) the product obtained by multiplying the current net asset value per share of OBDC II’s common stock by the number of shares of OBDC II’s common stock beneficially owned, (b) the product obtained by multiplying the current closing price per share of OBDE’s common stock on the Record Date on the New York Stock Exchange (“NYSE”) by the number of shares of OBDE’s common stock beneficially owned, (c) the product obtained by multiplying the current closing price per share of OBDC’s common stock on the Record Date on the NYSE by the number of shares of OBDC’s common stock beneficially owned, (d) the product obtained by multiplying the current net offering price of OCIC’s common stock by the number of shares of OCIC’s common stock beneficially owned, (e) the product obtained by multiplying the current net offering price of OTIC’s common stock by the number of shares of OTIC’s common stock beneficially owned, (f) the product obtained by multiplying the current net asset value per share of OTF’s common stock by the number of shares of OTF’s common stock beneficially owned and (g) the total dollar range of equity securities in the Company beneficially owned by the director.

Information about Executive Officers Who Are Not Directors

The following sets forth certain information regarding the executive officers of the Company who are not directors of the Company.

Name	Age	Position	Officer Since

Bryan Cole	39	Chief Accounting Officer	2021

Karen Hager	51	Chief Compliance Officer	2021

Jonathan Lamm	49	Chief Operating Officer, Chief Financial Officer	2021

Neena A. Reddy	46	Vice President, Secretary	2021

Matthew Swatt	35	Co-Treasurer, Co-Controller	2021

Shari Withem	41	Co-Treasurer, Co-Controller	2021

Jennifer McMillon	46	Co-Treasurer, Co-Controller	2021

18	2024 Proxy Statement

The address for each of the Company’s executive officers is c/o Blue Owl Technology Finance Corp. II, 399 Park Avenue, 37th Floor, New York, New York 10022.

Mr. Cole is the Chief Financial Officer and Chief Operating Officer of each of OCIC and OTIC, the Chief Operating Officer of each of OBDC II and OBDE, and is the Chief Accounting Officer and Co-Controller of each of the Company, OBDC and OTF. Mr. Cole is also a Managing Director of Blue Owl. Prior to joining Owl Rock, the predecessor firm to Blue Owl’s Credit platform, in January 2016, Mr. Cole was Assistant Controller of Business Development Corporation of America, a non-traded business development company, where he was responsible for overseeing the finance, accounting, financial reporting, operations and internal controls functions. Preceding that role, Mr. Cole worked within the Financial Services—Alternative Investments practice of PwC where he specialized in financial reporting, fair valuation of illiquid investments and structured products, internal controls and other technical accounting matters pertaining to alternative investment advisors, hedge funds, business development companies and private equity funds. Mr. Cole received a B.S. in Accounting from Fordham University and is a licensed Certified Public Accountant in New York.

Ms. Hager is a member of Blue Owl’s Operating Committee and also serves as the Chief Compliance Officer of Blue Owl and each of the Blue Owl Credit Advisers and the Blue Owl BDCs. Prior to joining Owl Rock, the predecessor firm to Blue Owl’s Credit platform, in March 2018, Ms. Hager was Chief Compliance Officer at Abbott Capital Management. Previous to Abbott, Ms. Hager worked as SVP, Director of Global Compliance and Chief Compliance Officer at The Permal Group, and as Director of Compliance at Dominick & Dominick Advisors LLC. Prior to joining Dominick & Dominick Advisors LLC, Ms. Hager was a Senior Securities Compliance Examiner/Staff Accountant at the US Securities and Exchange Commission. Ms. Hager received a B.S. in Accounting from Brooklyn College of the City University of New York.

Mr. Lamm is Chief Financial Officer and Chief Operating Officer of each of the Company, OBDC and OTF, Chief Financial Officer of each of OBDC II and OBDE and Vice President of each of OCIC and OTIC. Mr. Lamm is also Managing Director of Blue Owl. Prior to joining Owl Rock, the predecessor firm to Blue Owl’s Credit platform, in April 2021, Mr. Lamm served as the Chief Financial Officer and Treasurer of Goldman Sachs BDC, Inc. (“GSBD”), a business development company traded on the New York Stock Exchange. Mr. Lamm was responsible for building and overseeing GSBD’s finance, treasury, accounting and operations functions from April 2013 through March 2021, including during its initial public offering in March 2015. During his time at Goldman Sachs, Mr. Lamm also served as Chief Financial Officer and Treasurer of Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs Private Middle Market Credit II LLC and Goldman Sachs Middle Market Lending Corp. prior to the completion of its merger with GSBD in October 2020. Throughout his twenty-two years at Goldman Sachs, Mr. Lamm held various positions. From 2013 to 2021, Mr. Lamm served as Managing Director, Chief Operating Officer and Chief Financial Officer at GSAM Credit Alternatives. From 2007 to 2013, Mr. Lamm served as Vice President, Chief Operating Officer and Chief Financial Officer at GSAM Credit Alternatives. From 2005 to 2007, Mr. Lamm served as Vice President in the Financial Reporting group and, from 1999 to 2005, he served as a Product Controller. Prior to joining Goldman Sachs, Mr. Lamm worked in public accounting at Deloitte & Touche.

Ms. Reddy is Vice President and Secretary of each of the Blue Owl BDCs and Chief Legal Officer of each of the Blue Owl Credit Advisers. Ms. Reddy also serves as the General Counsel, Chief Legal Officer and Secretary of Blue Owl, and a member of the Blue Owl’s Executive and Operating Committees. Prior to joining Owl Rock, the predecessor firm to Blue Owl’s Credit platform, Ms. Reddy was associate general counsel at Goldman, Sachs & Co LLC, from 2010 to April 2019 and was dedicated to Goldman Sachs Asset Management L.P. (“GSAM”), where she was responsible for GSAM managed direct alternative products, including private credit. Prior to GSAM, Ms. Reddy practiced as a corporate attorney at Boies Schiller & Flexner LLP and at Debevoise & Plimpton LLP. Prior to becoming an attorney, Ms. Reddy was a financial analyst in the private wealth division at Goldman, Sachs & Co. Ms. Reddy received a J.D. from New York University School of Law and a B.A. in English, magna cum laude, from Georgetown University.

2024 Proxy Statement	19

Mr. Swatt is the Co-Chief Accounting Officer of OBDC II, OBDE, OCIC and OTIC, and is the Co-Treasurer and Co-Controller of each of the Blue Owl Credit BDCs. Mr. Swatt is also a Managing Director of Blue Owl. Prior to joining Owl Rock, the predecessor to Blue Owl’s Credit platform, in May 2016, Mr. Swatt was an Assistant Controller at Guggenheim Partners in their Private Credit group, where he was responsible for the finance, accounting, and financial reporting functions. Preceding that role, Mr. Swatt worked within the Financial Services—Alternative Investments practice of PwC where he specialized in financial reporting, fair valuation of illiquid investments and structured products, internal controls and other technical accounting matters pertaining to alternative investment advisors, hedge funds, business development companies and private equity funds. Mr. Swatt received a B.S. in Accounting from the University of Maryland and is a licensed Certified Public Accountant in New York.

Ms. Withem is the Co-Chief Accounting Officer of OBDC II, OBDE, OCIC and OTIC, and is the Co-Treasurer and Co-Controller of each of the Blue Owl Credit BDCs. Ms. Withem is also a Managing Director of Blue Owl. Prior to joining Owl Rock, the predecessor firm to Blue Owl’s Credit platform, in March 2018, Ms. Withem was Vice President of Sixth Street Specialty Lending, Inc., a business development company traded on the NYSE, where she was responsible for accounting, financial reporting, treasury and internal controls functions. Preceding that role, Ms. Withem worked for MCG Capital Corporation, a business development company formerly traded on the Nasdaq and Deloitte in the Audit and Assurance Practice. Ms. Withem received a B.S. in Accounting from James Madison University and is a licensed Certified Public Accountant in Virginia.

Ms. McMillon is the Co-Chief Accounting officer of OBDC II, OBDE, OCIC and OTIC and is the Co-Treasurer and Co-Controller of each of the Blue Owl Credit BDCs. Ms. McMillon is also a Managing Director of Blue Owl. Before joining Blue Owl, Ms. McMillon led the accounting department of Tiptree Inc., a national capital holding company, as the Vice President of Technical Accounting and External Reporting from 2017-2022. She was responsible for financial reporting, valuation/purchase accounting, and numerous internal control functions. From 2013-2017, Ms. McMillon served as the Regional Accounting & Reporting Director, Americas of Koch Industries/Georgia Pacific, from 2009-2013 she served as an Accounting Manager at Oaktree Capital and Centerbridge Partners, and prior to that Ms. McMillon worked in public accounting for nearly ten years, spending most of this tenure at PricewaterhouseCoopers. Ms. McMillon earned her B.S. in Accounting from Florida State University and is a licensed Certified Public Accountant in New York.

20	2024 Proxy Statement

Corporate Governance

The Board

Board Composition

The Board consists of six members. The Board is divided into three classes, with the members of each class serving staggered, three-year terms. The terms of the Company’s Class III directors will expire at the Annual Meeting; the terms of the Company’s Class I directors will expire at the 2025 annual meeting of shareholders; and the terms of the Company’s Class II directors will expire at the 2026 annual meeting of shareholders.

The Board believes that a classified board of directors serves the best interests of the Company and its shareholders by promoting the continuity and stability of the Company and its business. A staggered election of directors means that over time the Company can ensure that, at any given time, at least a majority of the directors will have had prior experience on the Board. The Board also believes that classification may enhance the Company’s ability to attract and retain well-qualified directors who are able to commit the necessary time and resources to understand the Company, its business affairs and operations. The Board believes that the continuity and quality of leadership that results from a staggered Board enhances long-term planning and promotes the long-term value of the Company. Three-year terms provide the Company’s directors an appropriate amount of time to develop a deeper and more thorough understanding of the Company’s business, competitive environment and strategic goals. Experienced directors are better positioned to provide effective oversight and advice consistent with the best interests of the stockholders. Staggered terms for directors may also moderate the pace of change in the Board by extending the time required to elect a majority of directors from one to three annual meetings of shareholders.

Mr. Temple and Ms. Weiler serve as Class III directors (with terms expiring at the Annual Meeting). Messrs. D’Alelio and Packer serve as Class I directors (with terms expiring in 2025). Messrs. Kaye and Woolridge serve as Class II directors (with terms expiring in 2026).

Independent Directors

The Company’s Charter requires that a majority of the Board consist of directors who are not “interested persons” of the Company, the Adviser, or any of their respective affiliates, as defined in the 1940 Act (“Independent Directors”). On an annual basis, each member of the Company’s Board is required to complete a questionnaire designed to provide information to assist the Board in determining whether the director is independent under NYSE corporate governance rules, the Exchange Act and the 1940 Act. The Board limits membership on the Audit Committee and the Nominating and Corporate Governance Committee to Independent Directors.

Based on these independence standards and the recommendation of the Nominating Committee, after reviewing all relevant transactions and relationships between each director, or any of his family members, and the Company, the Adviser, or of any of their respective affiliates, the Board has determined that Messrs. Kaye, Temple, D’Alelio, and Woolridge and Ms. Weiler qualify as Independent Directors. Each director who serves on the Audit Committee is an independent director for purposes of Rule 10A-3 under the Exchange Act.

Interested Directors

Mr. Packer is considered an “interested person” (as defined in the 1940 Act) of the Company since he is an officer of the Adviser.

Meetings and Attendance

The Board met nineteen times during 2023 and acted on various occasions by written consent. Each of the incumbent directors attended at least 75% of the aggregate number of Board meetings held during the period for which they were a director in 2023 and meetings of the committee(s) on which they served during 2023.

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Board Attendance at the Annual Meeting

The Company’s policy is to encourage its directors to attend each annual meeting; however, such attendance is not required at this time. Four of the Company’s directors attended the 2023 annual meeting of shareholders.

Board Leadership Structure and Oversight Responsibilities

Overall responsibility for the Company’s oversight rests with the Board. The Company has entered into an investment advisory agreement (the “Investment Advisory Agreement”), pursuant to which the Adviser will manage the Company on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Company’s other service providers in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Company’s charter. The Board is composed of six members, five of whom are directors who are not “interested persons” of the Company or the Adviser as defined in the 1940 Act.

The Board meets in person at regularly scheduled quarterly meetings each year. In addition, the Board may act by unanimous written consent and hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings.

As described below, the Board has established an Audit Committee and a Nominating and Corporate Governance Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed Edward D’Alelio, an Independent Director, to serve in the role of Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, counsel and other directors generally between meetings. The Chairman serves as a key point person for dealings between management and the directors. The Chairman also may perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of directors and the full Board in a manner that enhances effective oversight.

The Company is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Company and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out the Company’s investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser and other service providers has their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Company, the Board interacts with and reviews reports from, among others, the Adviser, the Company’s chief compliance officer, the Company’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Company and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Communications with Directors

Shareholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to Blue Owl Technology Finance Corp. II, 399 Park Avenue, 37th Floor, New York, New York 10022, Attention: Secretary.

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Committees of the Board

The Board has an Audit Committee and a Nominating and Corporate Governance Committee (“Nominating Committee”), and may form additional committees in the future. A brief description of each committee is included in this Proxy Statement and the charters of the Audit and Nominating Committees can be accessed on the Company’s website at www.blueowlproducts.com/our-reits-bdcs.

As of the date of this Proxy Statement, the members of each of the Board’s committees are as follows:

Independent Director	Audit Committee	Nominating and Corporate Governance Committee

Edward D’Alelio	●	●

Christopher M. Temple	●	●

Eric Kaye	●	●

Melissa Weiler	●	●

Victor Woolridge	●	●

● Chair

● Member

Audit Committee Governance, Responsibilities and Meetings

In accordance with its written charter adopted by the Board, the Audit Committee:

(a)

assists the Board’s oversight of the integrity of the Company’s financial statements, the independent registered public accounting firm’s qualifications and independence, the Company’s compliance with legal and regulatory requirements and the performance of the Company’s independent registered public accounting firm;

(b)	prepares an Audit Committee report, if required by the SEC, to be included in the Company’s annual proxy statement;

(c)

oversees the scope of the annual audit of the Company’s financial statements, the quality and objectivity of the Company’s financial statements, accounting and financial reporting policies and internal controls;

(d)	determines the selection, appointment, retention and termination of the Company’s independent registered public accounting firm, as well as approving the compensation thereof;

(e)	pre-approves all audit and non-audit services provided to the Company and certain other persons by such independent registered public accounting firm; and

(f)	acts as a liaison between the Company’s independent registered public accounting firm and the Board.

The Audit Committee had nine formal meetings in 2023.

The Board has determined that Christopher M. Temple qualifies as an “audit committee financial expert” under Item 407 of Regulation S-K of the Exchange Act.

The current charter of the Audit Committee is available on the Company’s website at www.blueowlproducts.com/our-reits-bdcs.

Each member of the Audit Committee simultaneously serves on the audit committees of three or more public companies, and the Board has determined that each member’s simultaneous service on the audit committees of other public companies does not impair such member’s ability to effectively serve on the Audit Committee.

Nominating Committee Governance, Responsibilities and Meetings

In accordance with its written charter adopted by the Board, the Nominating Committee:

(a)

recommends to the Board persons to be nominated by the Board for election at the Company’s meetings of the Company’s shareholders, special or annual, if any, or to fill any vacancy on the Board that may arise between shareholder meetings;

(b)	makes recommendations with regard to the tenure of the directors;

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(c)	is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the structure is operating effectively; and

(d)	recommends to the Board the compensation to be paid to the Independent Directors.

The Nominating Committee will consider for nomination to the Board candidates submitted by the Company’s shareholders or from other sources it deems appropriate.

The Nominating Committee had two formal meetings in 2023. The current charter of the Nominating Committee is available on the Company’s website at www.blueowlproducts.com/our-reits-bdcs.

Director Nominations

Nomination for election as a director may be made by, or at the direction of, the Nominating Committee or by shareholders in compliance with the procedures set forth in the Company’s bylaws.

Shareholder proposals or director nominations to be presented at the annual meeting of shareholders, other than shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, must be submitted in accordance with the advance notice procedures and other requirements set forth in the Company’s bylaws. These requirements are separate from the requirements discussed below to have the shareholder nomination or other proposal included in the Company’s proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules.

The Company’s bylaws require that the proposal or recommendation for nomination must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than the 150th day prior to the one year anniversary of the date the Company’s proxy statement for the preceding year’s annual meeting, and not later than the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, shareholder proposals or director nominations must be so received not earlier than the 150th day prior to the date of such annual meeting and not later than the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The Company believes that this deadline is reasonable, as it affords sufficient time to print and send the proxy materials associated with annual meetings of shareholders.

In evaluating director nominees, the Nominating Committee considers, among others, the following factors:

•	whether the individual possesses high standards of character and integrity, relevant experience, a willingness to ask hard questions and the ability to work well with others;

•	whether the individual is free of conflicts of interest that would violate applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

•	whether the individual is willing and able to devote sufficient time to the affairs of the Company and be diligent in fulfilling the responsibilities of a director and Board Committee member;

•	whether the individual has the capacity and desire to represent the balanced, best interests of the shareholder as a whole and not a special interest group or constituency; and

•

whether the individual possesses the skills, experiences (such as current business experience or other such current involvement in public service, academia or scientific communities), particular areas of expertise, particular backgrounds, and other characteristics that will help ensure the effectiveness of the Board and Board committees.

The Nominating Committee’s goal is to assemble a board that brings to the Company a variety of perspectives and skills derived from high-quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee also may consider other factors as they may deem are in the best interests of the Company and its shareholders. The Board also believes it appropriate for certain key members of the Company’s management to participate as members of the Board.

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The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the Nominating Committee decides not to re-nominate a member for re-election, the Nominating Committee will identify the desired skills and experience of a new nominee in light of the criteria above. The members of the Board are polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, the Company has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third-party search firm, if necessary.

The Board has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The Board generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending director nominees. The Board believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Board’s goal of creating a Board that best serves the needs of the Company and the interests of its shareholders.

Compensation Discussion and Analysis

The Company does not currently have any employees and does not expect to have any employees. Services necessary for the Company’s business are provided by individuals who are employees of the Adviser or its affiliates, pursuant to the terms of the Investment Advisory Agreement and the Administration Agreement, as applicable. The Company’s day-to-day investment and administrative operations are managed by the Adviser. Most of the services necessary for the origination and management of the Company’s investment portfolio will be provided by investment professionals employed by the Adviser or its affiliates.

None of the Company’s executive officers will receive direct compensation from us. The Company will reimburse the Adviser the allocable portion of the compensation paid by the Adviser (or its affiliates) to the Company’s Chief Compliance Officer and Chief Financial Officer and their respective staffs (based on the percentage of time such individuals devote, on an estimated basis, to the Company’s business and affairs, and as otherwise set forth in the Administration Agreement). Members of the Adviser’s investment committee (the “Investment Committee”), through their financial interests in the Adviser, are entitled to a portion of the profits earned by the Adviser, which includes any fees payable to the Adviser under the terms of the Investment Advisory Agreement, less expenses incurred by the Adviser in performing its services under the Investment Advisory Agreement.

Director Compensation

No compensation is expected to be paid to the Company’s directors who are “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act. The Company’s directors who do not also serve in an executive officer capacity for the Company or the Adviser are entitled to receive annual cash retainer fees, fees for participating in in-person board and committee meetings and annual fees for serving as a committee chairperson. As of December 31, 2023, these directors are Edward D’Alelio, Christopher M. Temple, Eric Kaye, Melissa Weiler and Victor Woolridge.

		Annual Committee Chair Cash Retainer

Assets Under Management	Annual Cash Retainer	Chair of the Board	Audit	Committee Chair

$0 < $2.5 Billion	$150,000	$15,000	$10,000	$5,000

$2.5 Billion < $5 Billion	$175,000	$15,000	$10,000	$5,000

$5 Billion < $10 Billion	$200,000	$15,000	$10,000	$5,000

≥ $10 Billion	$250,000	$15,000	$10,000	$5,000

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The Company also reimburses each of the directors for all reasonable and authorized business expenses in accordance with the Company’s policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

The table below sets forth the compensation received by each Independent Director from the Company and the Fund Complex for service during the fiscal year ended December 31, 2023:

Name	Fees Earned and Paid in Cash by the Company	Total Compensation from the Company	Total Compensation from the Fund Complex(1)(2)

Edward D’Alelio	$190,000	$190,000	$1,465,462

Christopher M. Temple	$185,000	$185,000	$1,430,462

Eric Kaye	$180,000	$180,000	$1,395,462

Melissa Weiler	$175,000	$175,000	$1,360,462

Victor Woolridge	$175,000	$175,000	$1,360,462

(1)	“Fund Complex” includes the Blue Owl BDCs.
(2)	Total compensation received from the Fund Complex by each director is comprised of the following:

Name	OBDC	OBDC II	OBDE	OCIC	OTF	OTF II	OTIC

Edward D’Alelio	$265,000	$165,000	$190,000	$265,000	$215,000	$190,000	$175,462

Christopher M. Temple	$260,000	$160,000	$185,000	$260,000	$210,000	$185,000	$170,462

Eric Kaye	$255,000	$155,000	$180,000	$255,000	$205,000	$180,000	$165,462

Melissa Weiler	$250,000	$150,000	$175,000	$250,000	$200,000	$175,000	$160,462

Victor Woolridge	$250,000	$150,000	$175,000	$250,000	$200,000	$175,000	$160,462

Compensation of the Investment Adviser

The Company pays the Adviser an investment advisory fee for its services under the Investment Advisory Agreement consisting of two components: a management fee (the “Management Fee”) and an incentive fee (the “Incentive Fee”). The cost of both the Management Fee and the Incentive Fee ultimately will be borne by the Company’s shareholders.

The Management Fee is payable quarterly in arrears. Prior to the future quotation or listing of the Company’s securities on a national securities exchange (an “Exchange Listing”), the Management Fee is payable at an annual rate of 0.90% of the Company’s average gross assets, excluding cash and cash equivalents but including assets purchased with borrowed amounts, at the end of the Company’s two most recently completed calendar quarters plus the average of any remaining unfunded capital commitments to us at the end of the two most recently completed calendar quarters.

Following an Exchange Listing, the Management Fee is payable at an annual rate of:

(i)

1.50% of the Company’s average gross assets that is above an asset coverage ratio of 200% calculated in accordance with Sections 18 and 61 of the 1940 Act, at the end of the two most recently completed calendar quarters payable quarterly in arrears, and

(ii)

1.00% of the Company’s average gross assets that is below an asset coverage ratio of 200% calculated in accordance with Sections 18 and 61 of the 1940 Act, at the end of the two most recently completed calendar quarters payable quarterly in arrears.

The Management Fee will be appropriately prorated and adjusted (based on the actual number of days elapsed relative to the total number of days in such calendar quarter) for any share issuances or repurchases during the relevant calendar quarters and for any partial month or quarter. For purposes of the Investment Advisory Agreement, gross assets means the Company’s total assets determined on a consolidated basis in accordance with generally accepted accounting principles in the United States, excluding cash and cash equivalents, but including assets purchased with borrowed amounts.

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Pursuant to the Investment Advisory Agreement, the Adviser will not be entitled to the Incentive Fee prior to an Exchange Listing. Following an Exchange Listing, the Incentive Fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the Incentive Fee is based on the Company’s pre-Incentive Fee net investment income and a portion is based on the Company’s capital gains, each as described below. The portion of the Incentive Fee based on pre-Incentive Fee net income will be calculated and payable quarterly in arrears commencing with the first calendar quarter following an Exchange Listing, and will equal 100% of the pre-Incentive Fee net investment income in excess of a 1.5% quarterly “hurdle rate,” until the Adviser has received 17.5% of the total pre-Incentive Fee net investment income for that calendar quarter and, for pre-Incentive Fee net investment income in excess of 1.82% quarterly, 17.5% of all remaining pre-Incentive Fee net investment income for that calendar quarter. The 100% “catch-up” provision for pre-Incentive Fee net investment income in excess of the 1.5% “hurdle rate” is intended to provide the Adviser with an Incentive Fee of 17.5% on all pre-Incentive Fee net investment income when that amount equals 1.82% in a calendar quarter (7.27% annualized), which, in each case, is the rate at which catch-up is achieved. Once the “hurdle rate” is reached and catch-up is achieved, 17.5% of any pre-Incentive Fee net investment income in excess of 1.82% in any calendar quarter is payable to the Adviser.

Pre-Incentive Fee net investment income means dividends (including reinvested dividends), interest and fee income accrued by the Company during the calendar quarter, minus operating expenses for the calendar quarter (including the Management Fee, expenses payable under the Administration Agreement to the Administrator, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay-in-kind interest (“PIK”) and zero coupon securities), accrued income that the Company may not have received in cash. The Adviser is not obligated to return the Incentive Fee it receives on PIK interest that is later determined to be uncollectible in cash. Pre-Incentive Fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

To determine whether pre-Incentive Fee net investment income exceeds the hurdle rate, pre-Incentive Fee net investment income is expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter commencing with the first calendar quarter following an Exchange Listing. Because of the structure of the Incentive Fee, it is possible that the Company may pay an Incentive Fee in a calendar quarter in which the Company incurs a loss. For example, if the Company receives pre-Incentive Fee net investment income in excess of the quarterly hurdle rate, the Company will pay the applicable Incentive Fee even if it has incurred a loss in that calendar quarter due to realized and unrealized capital losses. In addition, because the quarterly hurdle rate is calculated based on the Company’s net assets, decreases in the Company’s net assets due to realized or unrealized capital losses in any given calendar quarter may increase the likelihood that the hurdle rate is reached and therefore the likelihood that the Company will pay an Incentive Fee for that calendar quarter. The Company’s net investment income used to calculate this component of the Incentive Fee is also included in the amount of the Company’s gross assets used to calculate the Management Fee because gross assets are total assets (including cash received) before deducting liabilities (such as declared dividend payments).

The following is a graphical representation of the calculation of the income-related portion of the Incentive Fee:

Quarterly Incentive Fee on

Pre-Incentive Fee Net Investment Income

Prior to an Exchange Listing

(expressed as a percentage of the value of net assets)

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Quarterly Incentive Fee on

Pre-Incentive Fee Net Investment Income

Subsequent to an Exchange Listing

(expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Net Investment Income

Allocated to Quarterly Incentive Fee

The second component of the Incentive Fee, the “Capital Gains Incentive Fee,” payable at the end of each calendar year in arrears, equals, subsequent to an Exchange Listing, 17.5% of cumulative realized capital gains from the date on which the Exchange Listing, if any, becomes effective (the “Listing Date”) to the end of each calendar year, less cumulative realized capital losses and unrealized capital depreciation from the Listing Date to the end of each calendar year. Each year, the fee paid for the Capital Gains Incentive Fee is net of the aggregate amount of any previously paid Capital Gains Incentive Fee for prior periods. The Company will accrue, but will not pay, a Capital Gains Incentive Fee with respect to unrealized appreciation because a Capital Gains Incentive Fee would be owed to the Adviser if the Company were to sell the relevant investment and realize a capital gain. In no event will the Capital Gains Fee payable pursuant to the Investment Advisory Agreement be in excess of the amount permitted by the Investment Advisers Act of 1940, as amended, including Section 205 thereof.

The fees that are payable under the Investment Advisory Agreement for any partial period will be appropriately prorated.

Certain Relationships and Related Transactions

The Company has entered into both the Investment Advisory Agreement and the Administration Agreement with the Adviser.

Pursuant to the Investment Advisory Agreement, the Company will pay the Adviser a base management fee and an incentive fee. See “Corporate Governance — Compensation of the Investment Adviser” for a description of how the fees payable to the Adviser will be determined. Pursuant to the Administration Agreement, the Company will reimburse the Adviser for expenses necessary to perform services related to the Company’s administration and operations. In addition, the Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees.

The Company’s executive officers, certain of the Company’s directors and certain other finance professionals of Blue Owl also serve as executives of the Blue Owl Credit Advisers and officers and directors of the Company and certain professionals of Blue Owl and the Adviser are officers of Blue Owl Securities LLC. In addition, the Company’s executive officers and directors and the members of the Adviser and members of its Technology Lending Investment Committee serve or may serve as officers, directors or principals of entities that operate in the same, or a related, line of business as the Company does (including the Blue Owl Credit Advisers) including serving on their respective investment committees and/or on the investment committees of investments funds, accounts or other investment vehicles managed by the Company’s affiliates which may have investment objectives similar to the Company’s investment objectives.

At times, the Company may compete with the Blue Owl BDCs and the private funds and separately managed accounts managed by the Blue Owl Credit Advisers (the “Blue Owl Credit Clients”) for capital and investment opportunities. As a result, the Company may not be given the opportunity to participate or participate fully in certain investments made by the Blue Owl Credit Clients. This can create a potential conflict when allocating investment opportunities among the Company and such other Blue Owl Credit Clients. An investment opportunity that is suitable for multiple clients of the

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Blue Owl Credit Advisers may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. However, in order for the Adviser and its affiliates to fulfill their fiduciary duties to each of their clients, the Blue Owl Credit Advisers have put in place an investment allocation policy that seeks to ensure the fair and equitable allocation of investment opportunities over time and addresses the co-investment restrictions set forth under the 1940 Act.

Allocation of Investment Opportunities

The Blue Owl Credit Advisers intend to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with its allocation policy, so that no client of the Adviser or its affiliates is disadvantaged in relation to any other client of the Adviser or its affiliates, taking into account such factors as the relative amounts of capital available for new investments, cash on hand, existing commitments and reserves, the investment programs and portfolio positions of the participating investment accounts, the clients for which participation is appropriate, targeted leverage level, targeted asset mix and any other factors deemed appropriate. The Blue Owl Credit Advisers intend to allocate common expenses among the Company and other clients of the Adviser and its affiliates in a manner that is fair and equitable over time or in such other manner as may be required by applicable law or the Investment Advisory Agreement. Fees and expenses generated in connection with potential portfolio investments that are not consummated will be allocated in a manner that is fair and equitable over time and in accordance with policies adopted by the Blue Owl Credit Advisers and the Investment Advisory Agreement.

The Blue Owl Credit Advisers have put in place an investment allocation policy that seeks to ensure the equitable allocation of investment opportunities and addresses the co-investment restrictions set forth under the 1940 Act. When the Company engages in co-investments as permitted by the exemptive relief described below, the Company will do so in a manner consistent with the Blue Owl Credit Advisers’ allocation policy. See “Co-Investment Opportunities” beginning on page 30 for more information regarding the conditions of the exemptive relief.

In situations where co-investment with other entities managed by the Adviser or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, a committee comprised of certain executive officers of the Blue Owl Credit Advisers (including executive officers of the Adviser) along with other officers and employees, will need to decide whether the Company or such other entity or entities will proceed with the investment. The allocation committee will make these determinations based on the Blue Owl Credit Advisers’

allocation policy, which generally requires that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time.

As a result of the exemptive relief, there could be significant overlap in the Company’s investment portfolio and the investment portfolio of the Blue Owl Credit Clients that could avail themselves of the exemptive relief and that have an investment objective similar to the Company’s.

The Blue Owl Credit Advisers’ investment allocation policy is designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to the Company and its or its affiliates’ similar fiduciary obligations to other clients, including the Blue Owl Credit Clients, however, there can be no assurance that the Blue Owl Credit Advisers’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Company. Not all conflicts of interest can be expected to be resolved in the Company’s favor.

The allocation of investment opportunities among the Company and any of the other investment funds sponsored or accounts managed by the Adviser or its affiliates may not always, and often will not, be proportional. In general, pursuant to the Blue Owl Credit Advisers’ investment allocation policy, the process for making an allocation determination includes an assessment as to whether a particular investment opportunity (including any follow-on investment in, or disposition from, an existing portfolio company held by the Company or another investment fund or account) is suitable for the Company or another investment fund or account including the Blue Owl Credit Clients. In making this assessment, the Blue Owl Credit Advisers may consider a variety of factors, including, without limitation: the investment objectives, guidelines and strategies applicable to the investment fund or account; the nature of the investment, including its risk-return profile and expected holding period; portfolio diversification and concentration concerns; the liquidity needs of the investment fund or account; the ability of the investment fund or account to accommodate structural, timing and other aspects of the investment process; the life cycle of the investment fund or account; legal, tax and regulatory requirements and restrictions, including, as applicable, compliance with the 1940 Act (including requirements and restrictions pertaining to co-investment opportunities discussed below); compliance with existing agreements of the investment fund or

2024 Proxy Statement	29

account; the available capital of the investment fund or account; diversification requirements for BDCs or regulated investment companies; the gross asset value and net asset value of the investment fund or account; the current and targeted leverage levels for the investment fund or account; and portfolio construction considerations. The relevance of each of these criteria will vary from investment opportunity to investment opportunity. In circumstances where the investment objectives of multiple investment funds or accounts regularly overlap, while the specific facts and circumstances of each allocation decision will be determinative, the Blue Owl Credit Advisers may afford prior decisions precedential value.

Pursuant to the Blue Owl Credit Advisers’ investment allocation policy, if through the foregoing analysis, it is determined that an investment opportunity is appropriate for multiple investment funds or accounts, the Blue Owl Credit Advisers generally will determine the appropriate size of the opportunity for each such investment fund or account. If an investment opportunity falls within the mandate of two or more investment funds or accounts, and there are no restrictions on such funds or accounts investing with each other, then each investment fund or account will receive the amount of the investment that it is seeking, as determined based on the criteria set forth above.

Certain allocations may be more advantageous to the Company relative to one or all of the other investment funds, or vice versa. While the Blue Owl Credit Advisers will seek to allocate investment opportunities in a way that it believes in good faith is fair and equitable over time, there can be no assurance that the Company’s actual allocation of an investment opportunity, if any, or terms on which the allocation is made, will be as favorable as they would be if the conflicts of interest to which the Adviser may be subject did not exist.

Co-Investment Opportunities

As a BDC, the Company is subject to certain regulatory restrictions in negotiating certain investments with entities with which the Company may be restricted from doing so under the 1940 Act, such as the Adviser and its affiliates, unless it obtains an exemptive order from the SEC.

The Company, the Adviser and certain of the Company’s affiliates have been granted an order for exemptive relief (as amended, the “Order”) by the SEC to co-invest with other funds managed by the Adviser or certain affiliates in a manner consistent with the Company’s investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to the Order, the Company generally is permitted to co-invest with certain of its affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Independent Directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to the Company and its shareholders and do not involve overreaching of the Company or its shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of the Company’s shareholders and is consistent with the Company’s investment objective and strategies, (3) the investment by the Company’s affiliates would not disadvantage the Company, and the Company’s participation would not be on a basis different from or less advantageous than that on which the Company’s affiliates are investing, and (4) the proposed investment by the Company would not benefit the Adviser or its affiliates or any affiliated person of any of them (other than the parties to the transaction), except to the extent permitted by the exemptive relief and applicable law, including the limitations set forth in Section 57(k) of the 1940 Act. In addition, the Company has received an amendment to its Order to permit it to participate in follow-on investments in its existing portfolio companies with certain affiliates that are private funds if such private funds did not have an investment in such existing portfolio company. The Blue Owl Credit Advisers’ investment allocation policy seeks to ensure equitable allocation of investment opportunities between the Company, and the other funds managed by the Adviser and its affiliates. See “Certain Relationships and Related Party Transactions.”

Review, Approval or Ratification of Transactions with Related Persons

The Audit Committee is required to review and approve any transactions with related persons (as such term is defined in Item 404 of Regulation S-K).

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its shares, are required to report their beneficial ownership and any changes therein to the SEC and the

30	2024 Proxy Statement

Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4, and 5 filed by such persons and information provided by the Company’s directors and officers, the Company believes that during the fiscal year ended December 31, 2023, all Section 16(a) filing requirements applicable to such persons were timely filed.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics which applies to the Company’s executive officers, including its principal executive officer and principal financial officer, as well as every officer, director and employee of the Company. The Company’s Code of Business Conduct and Ethics can be accessed on the Company’s website at www.blueowlproducts.com/our-reits-bdcs.

There have been no material changes to the Company’s corporate code of ethics or material waivers of the code that apply to the Company’s Chief Executive Officer or Chief Financial Officer. If the Company makes any substantive amendment to, or grants a waiver from, a provision of its Code of Business Conduct and Ethics, the Company will promptly disclose the nature of the amendment or waiver on its website at www.blueowlproducts.com/our-reits-bdcs or file a Form 8-K with the Securities and Exchange Commission.

Hedging, Speculative Trading, and Pledging of Securities

The Board has adopted, as part of the Company’s insider trading policy, prohibitions against directors and officers of the Company and any director, officer or employee of the Company’s investment advisor or administrator buying or selling puts or calls or other derivative securities based on the Company’s securities (other than derivative securities issued by the Company, such as convertible notes). In addition, such persons are prohibited from (i) short-selling the Company’s securities or entering into hedging or monetization transactions or similar arrangements with respect to the Company’s securities, and (ii)  pledging the Company’s securities in a margin account or as collateral for a loan.

Corporate Sustainability

Our and the Adviser’s corporate sustainability efforts seek to deliver positive outcomes for our investors and the communities in which we operate. Our Board receives annual updates on the Adviser’s strategy and initiatives, including ESG-related matters. Blue Owl also published its inaugural sustainability report on July 1, 2023 which can be viewed on its website. The report details the framework Blue Owl and our Adviser use to execute on sustainability initiatives and reflects Blue Owl’s firm-wide emphasis on transparency.

Investing Responsibly

We and the Adviser recognize the importance of ESG issues and opportunities and are committed to the consideration of these factors in relation to our business operations and investment activities to manage risk and identify opportunities. Blue Owl adopted an ESG policy, which applies to all asset classes, industries and countries in which Blue Owl does business and the products it manages.

The Adviser believes that incorporating relevant ESG factors into its corporate and investment practices has the potential to meaningfully contribute to our long-term financial success. The Adviser strives to continuously strengthen its ability to mitigate, manage, and monitor relevant ESG risks and opportunities within our investment portfolios. When the Adviser considers potential investments on our behalf, it seeks to address the relevant ESG considerations, risks and potential rewards related to prospective investments. Further, the Adviser has processes designed to ensure compliance with applicable regulatory disclosure requirements, including ESG-related disclosure obligations.

Diversity, Equity and Inclusion

We and the Adviser are committed to fostering and preserving a culture of diversity, equity and inclusion. The Adviser seeks to create an inclusive, merit-based environment that is supportive of people from all backgrounds. Blue Owl has formalized its approach by adopting a formal DEI Policy.

2024 Proxy Statement	31

Blue Owl’s DEI strategy centers on the following key concepts and core values:

Embracing differences. Blue Owl embraces and encourages differences that make individuals unique. Blue Owl believes that a team comprised of individuals with diverse backgrounds, experiences, perspectives and insights is critical to long-term success.

Strategic priorities. Continuing to develop as a diverse, equitable and inclusive firm is a strategic priority for Blue Owl that it believes can further enhance its work environment and overall business. Blue Owl’s commitment to diversity, equity and inclusion is relevant to interactions with its employees, investors, products’ portfolio companies and third-party service providers.

Leadership. While Blue Owl’s ongoing efforts are championed by the Blue Owl founders and executed upon by senior leaders across all business areas of the firm, Blue Owl aims to position support for DEI at the core of its entire employee population. Continuing to develop a diverse, equitable, and inclusive firm is a strategic priority.

To further foster an inclusive culture, Blue Owl seeks to continue to establish relevant and appropriate employee resource groups. Blue Owl has established The Parliament, a network for women with a mission to support, enhance, and advance the experience of women at Blue Owl and to enhance gender equity across the firm, and BOP’N, an LGBTQ+ network committed to growing a welcoming culture and inclusive environment for LGBTQ+ members, allies, and advocates. Blue Owl also works with select partners such as Black Women in Asset Management, 100 Women in Finance and the Association of Asian American Investment Managers to provide its employees with access to resources, networks, and opportunities for professional development, as well as utilizing the organizations’ job boards to recruit diverse candidates. Additionally, through Blue Owl’s partnership with The Opportunity Network, Blue Owl has established a summer internship program for college students from backgrounds that are often underrepresented in the finance industry. For the last three summers, Blue Owl has hosted a cohort of interns from the Opportunity Network and also offered participation to its partner manager firms who work with its GP Strategic Capital platform. This program includes training for both supervisors and interns, professional development sessions, networking opportunities and mentorship. In addition, Blue Owl has conducted DEI-related training on implicit bias for all of its employees on an annual basis. Finally, Blue Owl introduced a fertility family planning benefit as an option for its employees.

Citizenship

Blue Owl seeks to engage with its stakeholders to support the causes most important to its communities. Blue Owl takes its role as a corporate citizen seriously and aims to contribute to meaningful causes and partner with various organizations to support the communities in which it operates and resides. Blue Owl believes there is an opportunity to “make community our culture” by building a robust citizenship program that is integrated, community-centered, and employee-enriched, including:

Blue Owl Leads Together, its employee volunteerism and service program, allows employees to engage with each other and with the communities in which we live and work.

Blue Owl Gives, which advances Blue Owl’s philanthropic mission — of unlocking opportunity by providing access to college, to career, and to capital — through strategic nonprofit partnerships, sponsorships, and employee-giving campaigns.

Blue Owl Celebrates honors various heritage and affinity months throughout the year by spotlighting important nonprofit causes, profiling opportunities for learning and action, and lifting up voices of leaders and guest speakers.

Election of Officers

Executive officers hold their office until their successors have been duly elected and qualified, or until the earlier of their resignation or removal.

32	2024 Proxy Statement

License Agreement

The Company has entered into a license agreement (the “License Agreement”), pursuant to which an affiliate of Blue Owl has granted the Company a non-exclusive license to use the name “Blue Owl.” Under the License Agreement, the Company has a right to use the Blue Owl name for so long as the Adviser or one of its affiliates remains the Company’s investment adviser. Other than with respect to this limited license, the Company has no legal right to the “Blue Owl” name or logo.

Material Non-Public Information

The Company’s senior management, members of the Adviser’s Technology Lending Investment Committee and other investment professionals from the Adviser may serve as directors of, or in a similar capacity with, companies in which the Company invests or in which the Company is considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict the Company’s ability to buy or sell the securities of such company under the policies of the company or applicable law.

Required Vote

Each director nominee shall be elected by the affirmative vote of a majority of votes cast at the Annual Meeting in person (virtually) or by proxy, provided that a quorum is present. For the proposal, “abstain” votes and broker non-votes, if any, will count as shares represented at the meeting for purpose of establishing a quorum but will have no effect on the outcome of the vote.

The Board unanimously recommends that you vote “FOR” each of the director nominees.

2024 Proxy Statement	33

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

KPMG LLP, New York, New York, has been appointed by the Board to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. KPMG LLP acted as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2021, December 31, 2022, and December 31, 2023. The Company knows of no direct financial or material indirect financial interest of KPMG LLP in the Company. A representative of KPMG LLP will be available to answer questions during the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so.

Although action by the shareholders on this matter is not required, the Audit Committee and the Board believes it is appropriate to seek shareholder ratification of this selection in light of the role played by the independent registered public accounting firm in reporting on the Company’s consolidated financial statements. If a quorum is present at the Annual Meeting and the appointment of KPMG LLP as independent registered public accounting firm for the fiscal year ending December 31, 2024 is not ratified by the shareholders, the adverse vote will be considered by the Audit Committee in determining whether to appoint KPMG LLP as the Company’s independent registered public accounting firm for the succeeding fiscal year.

Fees

Set forth in the table below are audit fees, audit-related fees, tax fees and all other fees billed to the Company by KPMG LLP for professional services performed for the fiscal years ended December 31, 2022 and December 31, 2023:

	For the Fiscal Year ended December 31, 2023	For the Fiscal Year ended December 31, 2022

Audit Fees(1)	$602,500	$518,250

Audit-Related Fees(2)	—	—

Tax Fees(3)	$92,425	78,750

All Other Fees(4)	—	—

Total Fees	$694,925	$597,000

(1)

“Audit Fees” are fees billed for professional services rendered for the audit of the Company’s annual financial statements and review of interim financial statements or services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements.

(2)

“Audit-Related Fees” are fees billed for assurance and related services by KPMG LLP that are reasonably related to the performance of the audit or review of the Company’s financial statements that are not reported under “Audit Fees.”

(3)

“Tax Fees” are fees billed for services rendered by KPMG for tax compliance, tax advice, and tax planning. These services include assistance regarding federal, state and international tax compliance, customs and duties and international tax planning.

(4)	“All Other Fees” are fees billed for services other then those stated above.

Pre-Approval Policies and Procedures

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by KPMG LLP. Pursuant to the policy, the Audit Committee pre-approves the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence.

34	2024 Proxy Statement

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by KPMG LLP to management. The Audit Committee has considered and concluded that the provision of non-audit services rendered by KPMG LLP to the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser that were not required to be pre-approved by the Audit Committee is compatible with maintaining KPMG LLP’s independence.

Audit Committee Report

As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and KPMG LLP, the Company’s independent registered public accounting firm, the Company’s consolidated financial statements as of and for the year ended December 31, 2023, as filed with the SEC as part of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2023. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. generally accepted accounting principles, and reviewed significant accounting issues with the Audit Committee. The Audit Committee also discussed with KPMG LLP the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees, as amended, and by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by KPMG LLP. Pursuant to the policy, the Audit Committee pre-approves the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by KPMG LLP to management.

The Audit Committee received and reviewed the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP its independence. The Audit Committee has reviewed the audit fees paid by the Company to KPMG LLP. It also has reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting KPMG LLP from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements of the Company as of and for the year ended December 31, 2023 be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC. The Audit Committee also recommended the appointment of KPMG LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024.

Audit Committee Members:

Christopher M. Temple, Chairman

Edward D’Alelio

Eric Kaye

Melissa Weiler

Victor Woolridge

The material in this Audit Committee report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

2024 Proxy Statement	35

Required Vote

The affirmative vote of the majority of votes cast on the proposal will determine the outcome of the proposal. For the proposal, “abstain” votes and broker non-votes, if any, will count as shares represented at the meeting for purpose of establishing a quorum but will have no effect on the outcome of the vote.

The board unanimously recommends that you vote “FOR” ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the company for the fiscal year ending December 31, 2024.

36	2024 Proxy Statement

Other Matters to Come Before the Annual Meeting

The Board is not aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

Submission of Shareholder Proposals

Inclusion of Proposals in Our Proxy Statement and Proxy Card Under the SEC’s Rules

The Company expects that the 2025 annual meeting of shareholders will be held in June 2025, but the exact date, time and location of such meeting have yet to be determined. Any proposal of a shareholder intended to be included in our proxy statement and form of proxy/voting instruction card for the 2025 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by us on or before November 30, 2024. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. All proposals should be addressed to the Neena A. Reddy, Secretary, Blue Owl Technology Finance Corp. II, 399 Park Avenue, 37th Floor, New York, New York 10022.

Shareholder proposals or director nominations to be presented at the 2025 annual meeting of shareholders, other than shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the shareholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules.

Our bylaws require that the proposal or recommendation for director nominations must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than October 31, 2024, the 150th day prior to the one year anniversary of the date of the Company’s proxy statement for the preceding year’s annual meeting, and not later than November 30, 2024, the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, shareholder proposals or director nominations must be so received not earlier than the 150th day prior to the date of such annual meeting and not later than the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

Householding

Mailings for multiple shareholders going to a single household are combined by delivering to that address, in a single envelope, a copy of the documents (prospectuses, proxy statements, etc.) or other communications for all shareholders who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules promulgated by the SEC. If you do not want to continue to receive combined mailings of Company communications and would prefer to receive separate mailings of Company communications, please contact Neena A. Reddy by telephone at (212) 419-3000 or by mail to Blue Owl Technology Finance Corp. II, 399 Park Avenue, 37th Floor, New York, New York 10022.

Available Information

Copies of the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K are available at the Company’s website (www.blueowlproducts.com/our-reits-bdcs) or without charge, upon request. Please contact Investor Relations by telephone at (212) 651-4705 or mail your request to Blue Owl Technology Finance Corp. II, 399 Park Avenue, 37th Floor, New York, New York 10022.

PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE, BY FOLLOWING THE INSTRUCTIONS PRINTED ON THE PROXY CARD, OR BY FOLLOWING THE INSTRUCTIONS PRINTED ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, WHICH PROVIDES INSTRUCTIONS FOR AUTHORIZING A PROXY THROUGH THE INTERNET. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

2024 Proxy Statement	37

BLUE OWL TECHNOLOGY FINANCE CORP. II 399 PARK AVE, 37TH FLOOR
NEW YORK, NY 10022
VOTE BY INTERNET—www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 20, 2024. Follow the instructions to obtain your records and to create an electronic voting instruction form.
During The Meeting—Go to www.virtualshareholdermeeting.com/OTFII2024
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE—1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 20, 2024. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return before 5:00 p.m. Eastern Time on June 20, 2024 to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V37007-P08646
KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
BLUE OWL TECHNOLOGY FINANCE CORP. II
The Board of Directors recommends you vote FOR the following:
1. To elect each of Christopher M. Temple and Melissa Weiler to the board of directors of Blue Owl Technology Finance Corp. II
(the “Company”) for three-year terms, each expiring at the 2027 annual meeting of shareholders and until their successors are duly elected and qualified; and
Nominees: For Against Abstain
1a. Christopher M. Temple ! ! !
1b. Melissa Weiler ! ! !
The Board of Directors recommends you vote FOR proposal 2. For Against Abstain
2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. ! ! !
IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.
Signature [PLEASE SIGN WITHIN BOX] Date
Signature (Joint Owners)
Date

YOUR VOTE IS VERY IMPORTANT!
Your immediate response will help avoid potential delays and may save the Company significant additional expenses associated with soliciting Shareholder votes.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.
NOTICE IS HEREBY GIVEN THAT the annual meeting of shareholders (the “Annual Meeting”) of Blue Owl Technology Finance Corp. II, a Maryland corporation (the “Company”), will be held on June 21, 2024 at 10:00 a.m. Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/OTFII2024.
BLUE OWL TECHNOLOGY FINANCE CORP. II Annual Meeting of Shareholders June 21, 2024 at 10:00 a.m. Eastern Time This proxy is solicited by the Board of Directors
The undersigned shareholder of Blue Owl Technology Finance Corp. II, hereby appoints Neena A. Reddy and Jonathan Lamm, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the 2024 Annual Meeting of Shareholders of Blue Owl Technology Finance Corp. II to be held on June 21, 2024 at 10:00 a.m. Eastern Time, virtually at www.virtualshareholdermeeting.com/OTFII2024, and any and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, the accompanying Proxy Statement, and the Annual Report on Form 10-K for the year ended 2023 and revokes any proxy heretofore given with respect to such meeting.
This proxy is solicited on behalf of the Blue Owl Technology Finance Corp. II board of directors. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 2024 Annual Meeting of Shareholders or any adjournments or postponements thereof in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion, including, but not limited to, matters incident to the conduct of the meeting or a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies for any or all of the proposals referenced herein.
If you sign, date and return this proxy, it will be voted as directed, or if no direction is indicated, will be voted in accordance with the Board of Directors’ recommendations.
Continued and to be signed on reverse side
V37008-P08646